FOR IMMEDIATE RELEASE

Contact:	FGS Global
212-687-8080 (U.S.)
VectorGroupIR@fgsglobal.com
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS
Montego maintains position as largest discount brand in the U.S.

Second Quarter 2024 Highlights:
•Consolidated revenues of $371.9 million, up 1.7% or $6.3 million compared to the prior year period.
•Tobacco segment wholesale market share increased to 5.7% from 5.4% in the prior year period and retail market share remained at 5.8%, unchanged from the prior year period.
•Montego wholesale and retail market share both increased to 4.1% from 3.4% and 3.5%, respectively, in the prior year period.
•Operating income of $97.8 million, up 36.5% or $26.1 million compared to the prior year period.
•Tobacco segment operating income of $102.9 million, up 37.0% or $27.8 million compared to the prior year period.
•Adjusted EBITDA of $103.3 million, up 9.7% or $9.2 million compared to the prior year period.
•Tobacco Adjusted EBITDA of $104.4 million, up 10.2% or $9.7 million compared to the prior year period.
First Half 2024 Highlights:
•Consolidated revenues of $696.5 million, down 0.5% or $3.3 million compared to the prior year period.
•Tobacco segment revenues of $696.5 million, down 0.5% or $3.3 million compared to the prior year period.
•Tobacco segment wholesale market share increased to 5.7% from 5.5% in the prior year period and retail market share remained at 5.8%.
•Montego wholesale and retail market share both increased to 4.0% from 3.4% in the prior year period.
•Operating income of $175.6 million, up 20.3% or $29.6 million compared to the prior year period.
•Tobacco segment operating income of $185.9 million, up 21.0% or $32.2 million compared to the prior year period.

•Adjusted EBITDA of $186.0 million, up 8.1% or $13.9 million compared to the prior year period.
•Tobacco Adjusted EBITDA of $188.8 million, up 8.1% or $14.1 million compared to the prior year period.
MIAMI, FL, July 31, 2024 - Vector Group Ltd. (NYSE: VGR) today announced financial results for the three and six months ended June 30, 2024.

“Vector Group delivered strong performance in the second quarter bolstered by the impressive growth of our Montego brand,” said Howard M. Lorber, President and Chief Executive Officer of Vector Group Ltd. “Montego’s continued expansion as the largest discount brand in the U.S. highlights the effectiveness of our strategic approach, expert market analysis, and proven execution. We are confident in our ability to sustain our momentum in the second half of the year and to drive long-term value for our stockholders.”
GAAP Financial Results
Three months ended June 30, 2024 and 2023. Second quarter 2024 revenues were $371.9 million, compared to $365.7 million in the second quarter of 2023. The Company recorded operating income of $97.8 million in the second quarter of 2024, compared to $71.6 million in the second quarter of 2023. Net income for the second quarter of 2024 was $54.2 million, or $0.34 per diluted common share, compared to $38.1 million, or $0.24 per diluted common share, in the second quarter of 2023.
Six months ended June 30, 2024 and 2023. For the six months ended June 30, 2024, revenues were $696.5 million, compared to $699.8 million for the six months ended June 30, 2023. The Company recorded operating income of $175.6 million for the six months ended June 30, 2024, compared to $145.9 million for the six months ended June 30, 2023. Net income for the six months ended June 30, 2024 was $89.0 million, or $0.56 per diluted common share, compared to $72.8 million, or $0.46 per diluted common share, for the six months ended June 30, 2023.
Non-GAAP Financial Measures
Three months ended June 30, 2024 compared to the three months ended June 30, 2023
Adjusted EBITDA (as described in Table 2 attached hereto) were $103.3 million for the second quarter of 2024, compared to $94.1 million for the second quarter of 2023.
Adjusted Net Income (as described in Table 3 attached hereto) was $53.3 million, or $0.34 per diluted share, for the second quarter of 2024, compared to $50.8 million, or $0.32 per diluted share, for the second quarter of 2023.
Adjusted Operating Income (as described in Table 4 attached hereto) was $97.9 million for the second quarter of 2024, compared to $89.7 million for the second quarter of 2023.
Six months ended June 30, 2024 compared to the six months ended June 30, 2023
Adjusted EBITDA (as described in Table 2 attached hereto) were $186.0 million for the six months ended June 30, 2024, compared to $172.2 million for the six months ended June 30, 2023.
Adjusted Net Income (as described in Table 3 attached hereto) was $90.5 million, or $0.57 per diluted share, for the six months ended June 30, 2024, compared to $84.8 million, or $0.54 per diluted share, for the six months ended June 30, 2023.
Adjusted Operating Income (as described in Table 4 attached hereto) was $175.7 million for the six months ended June 30, 2024, compared to $164.0 million for the six months ended June 30, 2023.
Consolidated Balance Sheet
Vector Group maintained significant liquidity at June 30, 2024 with cash and cash equivalents of $390.8 million, including $149.2 million of cash from the Tobacco segment, investment securities of $141.0 million and long-term investments of $46.8 million.
Vector Group continued its longstanding history of paying a quarterly cash dividend in the second quarter of 2024. For the six months ended June 30, 2024, Vector Group returned a total of $63.9 million to stockholders at a quarterly rate of $0.20 per share of common stock.

Tobacco Segment Financial Results
For the second quarter of 2024, the Tobacco segment had revenues of $371.9 million, compared to $365.7 million for the second quarter of 2023. For the six months ended June 30, 2024, the Tobacco segment had revenues of $696.5 million, compared to $699.8 million for the six months ended June 30, 2023.
Operating Income from the Tobacco segment was $102.9 million and $185.9 million for the three and six months ended June 30, 2024, respectively, compared to $75.1 million and $153.7 million for the three and six months ended June 30, 2023, respectively.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the second quarter of 2024 was $103.0 million compared to $93.2 million for the second quarter of 2023. Tobacco Adjusted Operating Income for the six months ended June 30, 2024 was $186.0 million, compared to $171.8 million for the six months ended June 30, 2023.
Operational Metrics
For the second quarter of 2024, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.39 billion units, compared to 2.52 billion units for the second quarter of 2023. For the six months ended June 30, 2024, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 4.50 billion units, compared to 4.87 billion units for the six months ended June 30, 2023.
According to data from Management Science Associates, Inc., for the second quarter of 2024, the Tobacco segment’s wholesale market share increased to 5.7%, from 5.4% for the second quarter of 2023. For the six months ended June 30, 2024, the Tobacco segment’s wholesale market share increased to 5.7%, from 5.5% for the six months ended June 30, 2023. For the second quarter of 2024, Montego’s wholesale market share increased to 4.1%, from 3.4% for the second quarter of 2023. For the six months ended June 30, 2024, Montego’s wholesale market share increased to 4.0%, from 3.4% for the six months ended June 30, 2023. The Tobacco segment’s wholesale shipments in the second quarter of 2024 declined by 5.1% compared to the second quarter of 2023, while the industry’s overall wholesale shipments declined by 10.5%. The Tobacco segment’s wholesale shipments for the six months ended June 30, 2024 declined by 7.8% compared to the six months ended June 30, 2023, while the industry’s overall wholesale shipments declined by 10.1%.
According to data from Management Science Associates, Inc., for the second quarter of 2024, the Tobacco segment’s retail market share remained at 5.8% compared to the second quarter of 2023. For the six months ended June 30, 2024, the Tobacco segment’s retail market share remained at 5.8%, compared to the six months ended June 30, 2023. For the second quarter of 2024, Montego’s retail market share increased to 4.1%, from 3.5% for the second quarter of 2023. For the six months ended June 30, 2024, Montego’s retail market share increased to 4%, from 3.4% for the six months ended June 30, 2023. The Tobacco segment’s retail shipments in the second quarter of 2024 declined by 9.6% compared to the second quarter of 2023, while the industry’s overall retail shipments declined by 10.0%. The Tobacco segment’s retail shipments for the six months ended June 30, 2024 declined by 9.1% compared to the six months ended June 30, 2023, while the industry’s overall retail shipments declined by 9.5%.
Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income and Tobacco Adjusted EBITDA (the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhance an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies.
Reconciliations of Non-GAAP Financial Measures to the comparable GAAP financial results for the three and six months ended June 30, 2024 and 2023 are included in Tables 2 through 6.

Conference Call to Discuss Second Quarter 2024 Results
As previously announced, the Company will host a conference call and webcast on Thursday, August 1, 2024 at 8:00 AM (ET) to discuss its quarterly period and six months results. Investors may access the call via live webcast at https://www.webcaster4.com/Webcast/Page/2271/50954. Please join the webcast at least ten minutes prior to the start time.

A replay of the call will be available shortly after the call ends on August 1, 2024 through August 15, 2024 at https://www.webcaster4.com/Webcast/Page/2271/50954.
About Vector Group Ltd.
Vector Group is a holding company for Liggett Group LLC, Vector Tobacco LLC, and New Valley LLC. Additional information concerning the Company is available on the Company’s website, www.VectorGroupLtd.com.
Investors and others should note that we may post information about the Company or its subsidiaries on our website at www.VectorGroupLtd.com and/or at the websites of those subsidiaries or, if applicable, on their accounts on LinkedIn, X or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in the Company to review the information we post on our website at www.VectorGroupLtd.com, on the websites of our subsidiaries and on their social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue,” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our 2023 Annual Report on Form 10-K and, when filed, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Revenues:
Tobacco*	$371,914	$365,662	$696,481	$699,807

Expenses:
Cost of sales:
Tobacco*	244,594	248,984	462,495	481,270

Operating, selling, administrative and general expenses	29,461	26,930	58,155	54,222
Litigation settlement and judgment expense	73	18,105	264	18,375
Operating income	97,786	71,643	175,567	145,940

Other income (expenses):
Interest expense	(26,583)	(27,124)	(54,032)	(54,598)
Loss on extinguishment of debt	—	(40)	—	(181)
Equity in (losses) earnings from investments	(641)	959	1,497	800
Equity in (losses) earnings from real estate ventures	(1,213)	2,954	(11,934)	1,061
Other, net	5,585	4,791	11,970	8,411
Income before provision for income taxes	74,934	53,183	123,068	101,433
Income tax expense	20,756	15,094	34,090	28,603

Net income	$54,178	$38,089	$88,978	$72,830

Per basic common share:

Net income applicable to common shares	$0.34	$0.24	$0.56	$0.46

Per diluted common share:

Net income applicable to common shares	$0.34	$0.24	$0.56	$0.46
* Revenues and cost of sales include federal excise taxes of $120,452, $126,750, $226,275 and $244,568 for the three and six months ended June 30, 2024 and 2023, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2024	2023	2024	2023	2024	2023

Net income	$199,674	$183,526	$54,178	$38,089	$88,978	$72,830
Interest expense	108,051	108,617	26,583	27,124	54,032	54,598
Income tax expense	70,413	64,926	20,756	15,094	34,090	28,603
Depreciation and amortization	6,780	6,941	1,629	1,731	3,262	3,423
EBITDA	$384,918	$364,010	$103,146	$82,038	$180,362	$159,454
Equity in (earnings) losses from investments (a)	(1,959)	(1,262)	641	(959)	(1,497)	(800)
Equity in losses (earnings) from real estate ventures (b)	10,793	(2,202)	1,213	(2,954)	11,934	(1,061)
Loss on extinguishment of debt	368	549	—	40	—	181
Stock-based compensation expense (c)	12,482	10,111	3,807	2,644	7,121	4,750
Litigation settlement and judgment expense (d)	688	18,799	73	18,105	264	18,375
Impact of MSA settlement (e)	(592)	(734)	—	—	(169)	(311)
Other, net	(29,678)	(26,119)	(5,585)	(4,791)	(11,970)	(8,411)
Adjusted EBITDA	$377,020	$363,152	$103,295	$94,123	$186,045	$172,177

Adjusted EBITDA by Segment
Tobacco	$384,680	$370,575	$104,364	$94,687	$188,754	$174,649
Real Estate	18	313	(56)	148	(85)	210
Corporate and Other	(7,678)	(7,736)	(1,013)	(712)	(2,624)	(2,682)
Total	$377,020	$363,152	$103,295	$94,123	$186,045	$172,177

a.Represents equity in (earnings) losses recognized from investments that the Company accounts for under the equity method.
b.Represents equity in losses (earnings) recognized from the Company’s investment in certain real estate ventures that are accounted for under the equity method and are not consolidated in the Company’s financial results.
c.Represents amortization of stock-based compensation.
d.Represents accruals for litigation in the Tobacco segment.
e.Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Net income	$54,178	$38,089	$88,978	$72,830

Loss on extinguishment of debt	—	40	—	181
Litigation settlement and judgment expense (a)	73	18,105	264	18,375
Impact of MSA settlement (b)	—	—	(169)	(311)
Impact of net interest expense capitalized to real estate ventures	(1,233)	(1,072)	1,985	(2,113)
Total adjustments	(1,160)	17,073	2,080	16,132

Tax expense (benefit) related to adjustments	293	(4,407)	(525)	(4,164)

Adjusted Net Income	$53,311	$50,755	$90,533	$84,798

Per diluted common share:

Adjusted Net Income applicable to common shares	$0.34	$0.32	$0.57	$0.54

a.Represents accruals for litigation in the Tobacco segment.
b.Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2024	2023	2024	2023	2024	2023

Operating income	$357,662	$328,035	$97,786	$71,643	$175,567	$145,940

Litigation settlement and judgment expense (a)	688	18,799	73	18,105	264	18,375
Impact of MSA settlement (b)	(592)	(734)	—	—	(169)	(311)
Total adjustments	96	18,065	73	18,105	95	18,064

Adjusted Operating Income	$357,758	$346,100	$97,859	$89,748	$175,662	$164,004

a.Represents accruals for litigation in the Tobacco segment.
b.Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2024	2023	2024	2023	2024	2023

Tobacco Adjusted Operating Income:
Operating income from Tobacco segment	$378,878	$346,673	$102,927	$75,122	$185,926	$153,721

Litigation settlement and judgment expense (a)	688	18,799	73	18,105	264	18,375
Impact of MSA settlement (b)	(592)	(734)	—	—	(169)	(311)
Total adjustments	96	18,065	73	18,105	95	18,064

Tobacco Adjusted Operating Income	$378,974	$364,738	$103,000	$93,227	$186,021	$171,785

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2024	2023	2024	2023	2024	2023

Tobacco Adjusted EBITDA:
Operating income from Tobacco segment	$378,878	$346,673	$102,927	$75,122	$185,926	$153,721

Litigation settlement and judgment expense (a)	688	18,799	73	18,105	264	18,375
Impact of MSA settlement (b)	(592)	(734)	—	—	(169)	(311)
Total adjustments	96	18,065	73	18,105	95	18,064

Tobacco Adjusted Operating Income	378,974	364,738	103,000	93,227	186,021	171,785

Depreciation and amortization	5,500	5,686	1,298	1,419	2,610	2,796
Stock-based compensation expense	206	151	66	41	123	68
Total adjustments	5,706	5,837	1,364	1,460	2,733	2,864

Tobacco Adjusted EBITDA	$384,680	$370,575	$104,364	$94,687	$188,754	$174,649

a.    Represents accruals for litigation in the Tobacco segment.
b.     Represents the Tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Six Months Ended
	June 30,	December 31,	June 30,		June 30,
	2024	2023	2024	2023	2024	2023
Revenues:
Tobacco (a)	$1,420,942	$1,424,268	$371,914	$365,662	$696,481	$699,807

a.Tobacco segment revenues include federal excise taxes of $467,970 for the last twelve months ended June 30, 2024, $486,263 for the year ended December 31, 2023, and $120,452, $226,275, $126,750, and $244,568 for the three and six months ended June 30, 2024 and 2023, respectively.